UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 6, 2008
QLOGIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23298	33-0537669
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26650 Aliso Viejo Parkway, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 389-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 3.9
Exhibit 99.1

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective November 6, 2008, the Board of Directors has amended and restated the Bylaws of the Company to, among other things, adopt a majority voting standard for the election of directors in uncontested elections. A copy of the amended and restated Bylaws of the Company is attached hereto as Exhibit 3.9.
Item 8.01 Other Events
     On November 11, 2008, the Registrant announced that its board of directors authorized a new program to repurchase up to $300 million of the Company’s outstanding common stock over the next two years. A copy of the press release issued by the Registrant regarding this announcement is attached hereto as Exhibit 99.1 and is incorporated by reference.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits.
3.9	Bylaws of Registrant, as amended.

99.1	Press Release, dated November 11, 2008, announcing approval of new stock repurchase program for $300 million.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QLOGIC CORPORATION
November 11, 2008	/s/ Simon Biddiscombe
Simon Biddiscombe
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

3.9	Bylaws of Registrant, as amended.

99.1	Press Release, dated November 11, 2008, announcing approval of new stock repurchase program for $300 million.